                                                                   Exhibit 10.19

                       [LETTERHEAD OF C.H ROBINSON INC.]

April 7, 1995

First Bank National Association
First Bank Place
601 2nd Avenue South
Minneapolis, MN 55402-4302
Attention: Mr. Mark R. McDonald

Norwest Bank Minnesota,
National Association
Bloomington Office
7900 Xerxes Avenue South
Minneapolis, MN 55431
Attention: Mr. Jeffrey S. Sjolander

The Daiwa Bank, Limited
4135 Multifoods Tower
33 South Sixth Street
Minneapolis, MN 55402
Attention: Mr. Douglas Pudvah

American Bank National Association
101 East Fifth Street
St. Paul, MN 55101-1860
Attention: Mr. Allen M. Rundeen

     Re:  Cityside Financial Services of Wisconsin, Incorporated;
          -------------------------------------------------------
          Subordination Agreement dated as of September 30, 1993
          ------------------------------------------------------

Gentlemen:

     Reference is made to the above-referenced Subordination Agreement (the "Subordination Agreement"). Terms capitalized and used herein without being defined shall have the meanings given them in Subordination Agreement.

     The undersigned, C.H. Robinson, Inc., together with the Company, has requested that you extend a line of revolving credit to the Company in the principal amount of $42,000,000 pursuant to an Amended and Restated Credit Agreement dated as of April 7, 1995 (as the same may be amended, waived, restated or otherwise modified from time to time, the "New Credit Agreement"). As a condition to your willingness to extend credit to the Company pursuant to the New Credit Agreement, you have required that the undersigned acknowledge that the Subordination Agreement, as amended hereby, will remain in full force and effect and

Letter to Banks
April 7, 1995
Page 2

extend to the benefit of all of you, and that the obligations of the Company to you under the New Credit Agreement will be Senior Debt for purposes of the Subordination Agreement.

     The undersigned hereby acknowledges and agrees that the term "Banks," as used in the Subordination Agreement, shall mean all of you and any other lender that at any time hereafter becomes a Bank pursuant to the New Credit Agreement. Furthermore, the undersigned agrees that the term "Credit Agreement," as used in the Subordination Agreement, shall mean the New Credit Agreement. The undersigned acknowledges that, as amended hereby, the Subordination Agreement shall remain in full force and effect for the benefit of all of you and any lender that at any time hereafter becomes a Bank pursuant to the New Credit Agreement.

                                             Very truly yours,

                                             C.H. Robinson, Inc.


                                             /s/ Dale S. Hanson
                                             -----------------------------------
                                             Dale S. Hanson, Vice President
                                             Chief Financial Officer/Treasurer

                            SUBORDINATION AGREEMENT
                            -----------------------

          This Subordination Agreement ("Agreement") is executed by the undersigned in favor of First Bank National Association, a national banking association and Norwest Bank Minnesota, National Association, a national banking association (individually, a "Bank" and collectively, the "Banks").

                             W I T N E S S E T H:

          WHEREAS, the undersigned is financially interested in Cityside Financial Services of Wisconsin, Incorporated (the "Company"), in that (i) the Company is now indebted to the undersigned in the form of Subordinated Debt (as such term is defined in the Credit Agreement, defined below) in the initial principal amount of $2,788,525, and (ii) the undersigned owns 100% of the issued and outstanding capital stock of the corporation that owns 100% of the issued and outstanding capital stock of the Company; and

         WHEREAS, the Company is indebted to the Banks as a result of financial accommodations extended by the Banks to the Company;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the undersigned, and in order to induce the Banks to extend credit or other financial accommodations to or for the benefit of the Company, or to grant such renewals or extensions therefore as the Banks may deem advisable, and to better secure the Banks in respect of the foregoing, the undersigned hereby agrees as hereinafter set forth.

          1.   Definition. For purposes of this Agreement, the following terms
               ----------
shall have the following meanings:

          "Bankruptcy Code" shall mean 11 U.S.C. (SS) 101 et seq., as amended from time to time.

          "Company" shall mean Cityside Financial Services of Wisconsin, Incorporated, a Wisconsin corporation, and any successor (including a debtor-in-possession under the Bankruptcy Code), assign, receiver, trustee or estate of the foregoing.

          "Credit Agreement" shall mean the Credit Agreement dated as of even date herewith by and among the Company, the Banks and First National Association, as Agent for the Banks.

          "Senior Debt" shall mean all obligations, liabilities and indebtedness of the Company to either or both of the Banks, whether now or hereafter arising, and any renewals, extensions or refinancings thereof, including, without limitation, the "Obligations" (as defined in the Credit Agreement).

     "Subordinated Debt" shall mean the obligations, liabilities and indebtedness of the Company to the undersigned denominated as "subordinated debt" on the books and records of the Company at any time after the date of this Agreement, whether now existing or hereafter arising, under any written or unwritten agreement.

     2.   Standby: Subordination. (a) The payment and performance of the
          ----------------------
Subordinated Debt is hereby subordinated to the payment and performance of the Senior Debt and the undersigned will not ask, demand, sue for, take or receive from the Company, by setoff or in any other manner, the whole or any part of the Subordinated Debt, or any monies which may now or hereafter be owing by any other person, firm, partnership or corporation liable for all or any part of the Senior Debt in respect of the Subordinated Debt (whether such amounts represent principal or interest, or obligations which are due or not due, direct or indirect, absolute or contingent), including, without limitation, the taking of any negotiable instruments evidencing such Subordinated Debt, unless and until all of the Senior Debt shall have been fully paid and satisfied and all financing arrangements between the Company and the Banks shall have been terminated. The undersigned warrants and represents that the Subordinated Debt is unsecured and agrees that (i) the undersigned hereafter will not accept any security therefor from the Company or from any "Person" (as defined in the Loan Agreement) liable for all or any part of the Senior Debt for the benefit of the Company and (ii) in the event the undersigned does obtain any such security for the Subordinated Debt, at the request of the Banks, the undersigned shall execute and deliver to the Banks such termination statements and releases as the Banks shall reasonably request to release the undersigned's security interest in or lien against such property. The undersigned, prior to the payment in full and discharge of the Senior Debt and the termination of all financial arrangements between the Company and the Banks, shall have no right to enforce any claim with respect to the Subordinated Debt, or to take any action against the Company or the property of the Company or of any third person, firm, partnership or corporation liable for all or any part of the Senior Debt for the benefit of the Company. The undersigned acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with any agreement or understanding between the undersigned and the Company, such agreement or understanding shall be subject to this Agreement.

     (b) Notwithstanding the provisions of Section 2a above, this Agreement, until the Banks give the undersigned written notice to the undersigned at its address below of the occurrence of an Event of Default or a Default (as such terms are defined in the Loan Agreement) and provided that (i) there shall not then exist any breach of this Agreement by the undersigned which has not been waived in writing by the Banks, (ii) at the time of the payment no Event of Default exists and is continuing and (iii) the payment described below, if made, would not give rise to the occurrence of any Event of Default, the Company may pay to the undersigned, and the undersigned may accept from the Company, (A) scheduled payments on any of the Subordinated Debt created pursuant to a written agreement or evidenced by a promissory note or other instrument evidencing any of the Subordinated Debt, (B) payments for inventory sold or leased or services rendered by the undersigned to the Borrower in the ordinary course of business, provided such sale, lease or rendering of services is on terms no less favorable to the Company that those that could be obtained in an arms-length transaction between unrelated parties, (C) payments of royalties for the use by the Company of intellectual property licensed by the undersigned in the amounts and at the times to the extent authorized in the Loan Agreement and (D) payments of any of the Subordinated Debt not described in clauses (A), (B) or (C) above in the ordinary course of the Company's business and on terms no less favorable to the Company than those that could be obtained in an arm's-length transaction between unrelated parties (the "Permitted Payments"). The undersigned agrees that the terms of any Subordinated Debt described in clauses (A) and/or (C) of the preceding sentence may not be modified or amended without the Banks' prior written consent. The undersigned, prior to the payment in full and discharge of the Senior Debt and the termination of all financial arrangements between the Borrower and the Banks, shall have no right to enforce any claim with respect to the Subordinated Debt or otherwise, except for any claim with respect to a Permitted Payment, or to take any action against the Company, the property of the Company or any of the Company's subsidiaries or of any third person, firm, partnership or corporation for the benefit of the Company, without the Banks' prior written consent.

     3.   Subordinated Debt Owed Only to the Undersigned. The undersigned
          ----------------------------------------------
warrants and represents that the undersigned has not previously assigned any interest in the Subordinated Debt, that no other party owns an interest in the Subordinated Debt (whether as joint holders of Subordinated Debt, participants or otherwise) and that the entire Subordinated Debt is owing only to the undersigned. The undersigned further covenants that the entire Subordinated Debt shall continue to be owing only to the undersigned unless it is assigned with the prior written consent of the Banks.

     4.   Priority. In the event of (i) any distribution, division, or
          --------
application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof to the creditors of the Company or their claims against the Company, or
(ii) any readjustment of the debt or obligations of the Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Debt or Subordinated Debt, or the application of the assets of the Company to the payment or liquidation thereof, or (iii) dissolution or other

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winding up of the Company's business, or (iv) the sale of all or substantially all of the Company's assets, then and in any such event, the Banks shall be
                             ----
entitled to receive payment in full of all of the Senior Debt prior to the payment of all or any part of the Subordinated Debt.

     5.   Grant of Authority to Bank. In order to enable the Banks to enforce
          --------------------------
their rights hereunder in any of the aforesaid actions or proceedings,the Banks are hereby irrevocably authorized and empowered, in their discretion, to file and present for and on behalf of the undersigned such proofs of claims or other motions or pleadings as the Banks may deem expedient or proper to establish the Banks's entitlement of payment from, or on behalf of, the undersigned with respect to the Subordinated Debt and to vote such proofs of claims in any such proceeding and to demand, sue for, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Debt. The undersigned irrevocably authorizes and empowers the Banks to demand, sue for, collect and received each of the payments and distributions described in
Section 4 above and give acquittance therefor and to file claims and take such other actions, in the Banks' own names or in the name of the undersigned or otherwise, as the Banks may deem necessary or advisable for the enforcement of this Agreement. To the extent that payments or distributions are made in property other than cash, the undersigned authorizes the Banks to sell such property to such buyers and on such terms as the Banks, in their sole discretion, shall determine. The undersigned will execute and deliver to the Banks such powers of attorney, assignments and other instruments or documents, including debentures (together with such assignments or endorsements as the Banks shall deem necessary), as may be reasonably requested by the Bank in order to enable the Banks to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or without respect to the Subordinated Debt, all for the Banks' own benefit.

     6.   Payments Received by the Undersigned. If the undersigned receives any
          ------------------------------------
payment or distribution or security or instrument or proceeds thereof upon or with respect to the Subordinated Debt in violation of the terms of this Agreement prior to the payment in full of the Senior Debt and termination of all financing arrangements between the Company and the Banks, the undersigned shall receive and hold the same in trust, as trustee, for the benefit of the Banks and shall forthwith deliver the same to the Banks in precisely the form received (except for the endorsement or assignment by the undersigned where necessary), for application on any of the Senior Debt, due or not due and, until so delivered, the same shall be held in trust by the undersigned as the property of the Banks. In the event of the failure of the undersigned to make any such endorsement or assignment to the Banks, the Banks, or any of their officers or employees, are hereby irrevocably authorized to make the same.

     7.   Instrument Legend. Any instrument or agreement evidencing the
          -----------------
Subordinated Debt, or any portion thereof, which has been or is hereafter executed by the Company will, on the date hereof or the date of execution, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Banks pursuant to the terms of this Agreement. A copy of any such instrument or agreement will be delivered to the Agent for the Banks within five (5) business days after the date hereof or the date of its execution, and the original thereof will be immediately delivered to such Agent upon request therefor by the Banks after the occurrence of an Event of Default.

     8.   Continuing Nature of Subordination. This Agreement shall be effective
          ----------------------------------
and may not be terminated or otherwise revoked by the undersigned until the Senior Debt shall have been fully paid and discharged and all financing arrangements between the Company and the Banks connected with the Notes have been terminated. No obligation of the undersigned hereunder shall be affected by the written revocation of the undersigned or any other subordinated party, pledgor, endorser, or guarantor, if any. Notwithstanding any assignment, sale, hypothecation or other conveyance by the undersigned of all or any part of its interest in the Subordinated Debt, this Agreement shall limit the rights of such transferee and any successor to the undersigned to the same extent it limits the rights of the undersigned as if such transfer or succession had not occurred.

     9.   Bankruptcy Issues. If Company becomes the subject of proceedings
          ------------------
under the Bankruptcy Code and if the Bank desires to permit the use of cash collateral or to provide financing to Company under either Section 363 or
Section 364 of the Bankruptcy Code, the undersigned agrees that adequate notice of such financing to the undersigned shall have been provided if the undersigned receives notice two (2) business days prior to the entry of any order approving such cash collateral usage or financing. Notice of a proposed financing or use of cash collateral shall be deemed given upon the sending of such notice by telegraph, telecopy or hand delivery to the undersigned at the address indicated above. All allocations of payments between the Banks and the undersigned shall continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. The undersigned agrees not to assert any right it may have to "adequate protection" of its interest in any security for the Subordinated Debt in any bankruptcy proceeding, or to seek to have its claims in such bankruptcy proceeding treated as "secured claims" under Section 506(a) of the Bankruptcy Code, without the prior written consent of the Banks. The undersigned waives any claim the undersigned may now or hereafter have against the Banks arising out of the Banks' election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/ or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Company, as debtor in possession, or by a trustee. To the extent that the Banks receive payments on, or proceeds of any collateral for, the Senior Debt which are subsequently avoided, invalidated, declared to be fraudulent or preferential, set aside and/ or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Banks.

     10.  Waivers. The Senior Debt shall be deemed to have been made or
          -------
incurred in reliance upon this Agreement. The undersigned expressly waives all notice of the acceptance by the Bank of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the undersigned expressly waives reliance by the Banks upon the subordination and other agreements as herein provided. The undersigned agrees that the Banks have made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Documents, or the collectability of the Senior Debt, that the Banks shall be entitled to manage and supervise their credit relationships with the Company in accordance with applicable law and their usual practices, modified from time to time as they deem appropriate under the circumstances, without regard to the existence of any rights that the undersigned may now or hereafter have in or to any of the assets of the Company. The undersigned agrees that the Banks shall have no liability to the undersigned for, and waives any claim which the undersigned may now or hereafter have against, the Banks arising out of any and all actions which the Banks in good faith, take or omit to take (including, without limitation, actions with respect to any security for the Senior Debt, actions with respect to the occurrence of a default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any security for the Senior Debt and actions with respect to the collection of any claim for all or any part of the Senior Debt from any guarantor or other party) with respect to the Loan Documents or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of any security for the Senior Debt with the exception of actions constitution gross negligence or willful misconduct.

     11.  Bank's Waivers. No waiver shall be deemed to be made by the Banks of
          --------------
any of their rights hereunder unless the same shall be in writing signed on behalf of the Banks, and each waiver, if any, shall be waiver only with respect to specific instance involved and shall in no way impair the rights of the Banks or the obligations of the undersigned to the Banks in any other respect at any other time.

     12.  Information Concerning Financial Condition of Company. The undersigned
          -----------------------------------------------------
hereby assumes responsibility for keeping itself informed of the financial condition of the Company, any and all endorsers and any and all guarantors of the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/ or the Subordinated Debt that diligent inquiry would reveal. The undersigned hereby agrees that the Bank shall have no duty to advise the undersigned of information known to the Banks regarding such condition or any such circumstances. In the event the Banks, in their sole discretion, undertake, at any time or from time to time, to provide any such information to the undersigned, the Banks shall be under no obligation (i) to provide any such information to the undersigned on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or
(ii) to disclose any information which, pursuant to its usual practices, the Banks wish to maintain confidential. The undersigned hereby agrees that all payments received by the Banks may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, as the Banks, in their sole discretion, deem appropriate and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of collateral which may at any time secure the Senior Debt and to the addition or release of any other party or person primarily or secondarily liable therefor.

     13.  Governing Law. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS OF
          -------------
THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF MINNESOTA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

     14.  Waiver of Jury Trial; Jurisdiction. (a) THE UNDERSIGNED BY ITS
          ----------------------------------
EXECUTION AND DELIVERY HEREOF, AND THE BANKS, BY THEIR ACCEPTANCE HEREOF, HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     (b) THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT HE MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE

UNDERSIGNED IRREVOCABLY CONSENTS TO THE SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING BY UNITED STATES CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OF COPIES OF SUCH PROCESS TO THE UNDERSIGNED'S ADDRESS SPECIFIED BELOW. SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING, EFFECTED AS AFORESAID, SHALL BE EFFECTIVE UPON RECEIPT BY THE UNDERSIGNED AND SHALL BE DEEMED PERSONAL SERVICE UPON THE UNDERSIGNED AND SHALL BE LEGAL AND BINDING UPON THE UNDERSIGNED FOR ALL PURPOSES. THE UNDERSIGNED AGREES THAT A JUDGMENT, FINAL BY APPEAL OR EXPIRATION OF TIME TO APPEAL WITHOUT BEING TAKEN, IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 14(b) SHALL AFFECT THE RIGHT OR THE BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE UNDERSIGNED OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     15.   Severability. Wherever possible, each provision of this Agreement
           ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     16.  Miscellaneous.
          -------------

     (a) This Agreement and the terms, convenants and conditions hereof shall inure to the benefit of the Banks and their successors and assigns.

     (b) Any modification, amendment of waiver of this Agreement or any provision herein shall be binding upon the Banks only if contained in a writing signed by or on behalf of the Banks.

     (c) The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     IN WITNESS WHEREOF, this instrument has been signed as of the 30th day of September, 1993.


                                             C.H.ROBINSON, INC

                                             By /S/ Dale S. Hanson
                                                -----------------------------
                                                Name: Dale S. HANSON
                                                     ------------------------
                                                Title: VICE PRESIDENT &
                                                      -----------------------
                                                      CHIEF FINANCIAL OFFICER
                                                      -----------------------
                                                Address: 8100 Mitchell Road
                                                         Suite 200
                                                         Eden Prairie, MN 55344


Accepted this 30 day of September, 1993

FIRST BANK NATIONAL ASSOCIATION

BY /S/ Mark McDonald
  -------------------------
  Name: MARK MCDONALD
       --------------------
  Title: VICE PRESIDENT
        -------------------

Accepted this 30 day of September, 1993

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION

BY /S/ Jeffrey S Sjolander
  -----------------------------
  Name: JEFFREY S. SJOLANDER
       ------------------------
  Title: VICE PRESIDENT
        -----------------------